LAFAYETTE BANCORPORATION
            DIRECTOR EMERITUS SUPPLEMENTAL RETIREMENT BENEFITS PLAN



                                    ARTICLE I
                                    Recitals

The Company, in recognition of the invaluable contribution of Directors' services to its success, and in recognition of the such Directors' considerable and unique knowledge and experience relating to its business, affairs and operations, desires and believes it to be in its best interest and the best interest of its shareholders to secure the continuation of services of its Directors. To induce Directors to continue in their service as Directors of the Company, the Company desires to provide Directors attaining ten years of service with the Company with supplemental retirement compensation upon retirement from the Board of Directors.


                                   ARTICLE II
                                   Definitions


Section 2.01 Definitions. As used herein, the following terms shall have the meaning set forth below, unless the context clearly requires otherwise.

         (a) "Applicable Event" shall mean (i) the expiration of a tender offer or exchange offer (other than an offer by the Company) pursuant to which more than 50 percent of the Company's issued and outstanding stock has been purchased, or (ii) the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is not the surviving entity, or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

         (b) "Bank" shall mean Lafayette Bank and Trust Company.

         (c) "Compensation" shall mean the total amount of ordinary outside directors fees which are actually paid to the Participant by the Company during a calendar year. The term "Compensation" shall not mean amounts paid as inside directors fees or chairman's fees.

         (d) "Company" shall mean Lafayette Bank and Trust Company and/or Lafayette Bancorporation.

         (e) "Consecutive Years of Service" shall mean consecutive twelve-month periods of active board service for the Company.

         (f) "Director" shall mean a member of the Board of Directors of the Company.

     (g) "Final Compensation" shall mean the total amount of outside directors fees in force by the Company at the time of retirement from the active service from the Board of Directors.

         (h) "Holding Company" shall mean Lafayette Bancorporation.

     (i) "Participant" shall mean an eligible Director who has elected to receive benefits under the Plan.

     (j) "Plan" shall mean the Lafayette Bancorporation Director Emeritus Supplemental Retirement Benefits Plan.

         (k) "Qualifying Termination" shall mean termination of the Director's active service on the Board of Directors of the Company as a result of a mutual agreement respecting such termination between the Company and Director or by reason of the Director's discharge without cause, resignation, retirement, disability, or as a result of an Applicable Event.

     (l) "Supplemental Retirement Benefits" shall mean benefits payable by the Company to the Participant pursuant to this Plan.

         (m) "Termination Date" shall mean the date and time at which the Director's service with the Company terminates by reason of a Qualifying Termination. If such Qualifying Termination results from the Director's resignation or retirement (including resignation or retirement necessitated by the Director's disability), the Director shall specify the Termination Date pursuant to Section 4.02 hereof. If such Qualifying Termination results from the Company's discharge of the Director (including discharge necessitated by the attainment of age 70 or the Director's disability), the Company shall specify the Termination Date. If the Company and Director mutually agree to a termination of the Director's service, whether necessitated by the Director's disability or for any other reason, the Director shall specify the Termination Date.


                                   ARTICLE III
                                  Participants


Section 3.01 Eligibility. Directors who have actively served on the Board of Directors for a minimum ten Consecutive Years of Service shall become eligible to participate in the Plan. Also Directors who have actively served on the Board of Directors for a minimum of three (3) consecutive years of service immediately prior to an Applicable Event shall become eligible to participate in the Plan.


                                   ARTICLE IV
                             Qualifying Termination


Section 4.01 Death Prior to a Qualifying Termination. The Participant is entitled to Supplemental Retirement Benefits hereunder only if his service with the Company terminates by reason of a Qualifying Termination as defined in
Section 2.01(k) hereof. If the Director dies prior to the Termination Date specified pursuant to Section 2.01(m) hereof in connection with a Qualifying Termination, then the termination of the Participant's service with the Company shall be deemed to have occurred by reason of the Director's death rather than by reason of a Qualifying Termination and no Supplemental Retirement Benefits shall be payable to the Director (or to his beneficiary or successors) under this Plan.

Section 4.02 Notice of Resignation or Retirement. For purposes of this Plan the Director's service with the Company shall be deemed to have been terminated by resignation or retirement only if the Director submits to the Company, during the Director's lifetime, a written notice, signed by the Director, stating his intention to resign or retire, as applicable, and specifying therein the Termination Date as of which such resignation or retirement shall be effective (which date and time shall not be earlier than the date and time such notice is received by the Company). Such resignation or retirement shall be effective as of the Termination Date so specified.


                                    ARTICLE V
                        Supplemental Retirement Benefits

Section 5.01 Amount of Supplemental Retirement Benefits Payments. The amount of each payment payable to the Participant will equal 50% of the Participant's Final Compensation.

Section 5.02 Benefit Period. Benefits will be provided to Participants beginning on the first payment date following the Termination Date and continuing until the payment immediately preceding the death of the Participant, at which time all obligation to pay additional benefits under the Plan shall cease.

Section 5.03 Method of Payment. Payments will be made at the time and in the manner of payments made to active Board members. If the Board no longer exists, the payments will be made monthly.


                                   ARTICLE VI
                                  Miscellaneous

Section 6.01 Succession. This Plan shall inure to the benefit of and be binding upon the Participant and the Company. The Company shall assign this Plan to any person that succeeds to all or substantially all of its business and assets by merger, consolidation, sale of assets or otherwise, and shall obtain the assumption hereof by such successor. In such event, all references herein to the Company shall be deemed and construed to be references to such successor, provided, however that such assignment and assumption shall not reduce or affect any of the obligations of the assignor hereunder, which obligations shall continue in full force and effect as the obligations of a principal and not as the obligations of a surety to the same extent as though no assignment had been made.

Section 6.02 Legal Expenses. In the event that the Participant or his successors institute any legal action to enforce their rights under, or to recover damages for breach of, the provisions of this Plan, the Participant or his successors, if the prevailing party, shall be entitled to recover from the Company actual expenses (including attorneys' fees) incurred in connection with such legal action.

Section 6.03 Titles. The titles of sections hereof are intended solely for convenience, and no provision hereof is to be construed by reference to any such title.

Section 6.04 Amendment or Termination of Plan. The Company may amend or terminate the Plan at any time, without the consent of Participants. Provided, however, that no amendment or termination of the Plan shall divest any Director, Participant or Beneficiary of his contractual right to receive payment under the Plan prior to and after the date of such amendment or termination.

Section 6.05 Severability. In the event that any provision or portion hereof is determined to be invalid or unenforceable for any reason, the remaining provisions and portions hereof shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law; provided, however, that if the remaining provisions and portions hereof are so essentially and inseparably connected, and so dependent upon, the provision or portion declared invalid that they are incomplete and incapable of being given effect without such provision or portion, then this entire Plan shall be deemed to be invalid and unenforceable.

Section 6.06 No Participant Interest or Trust. Neither anything contained herein nor any action taken pursuant to the provisions hereof shall create or be construed to create an interest of the Participant in any insurance or annuity policy purchased and owned by the Company for the purpose of paying the retirement benefits payable hereunder, and neither anything contained herein nor any such action shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and the Participant, his beneficiary or any other person. Any funds that may be set aside or invested by the Company for the purpose of paying the Supplemental Retirement Benefits payable hereunder shall continue for all purposes to be a part of the general funds of the Company, and no person other than the Company shall, by virtue of the provisions hereof, have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

Section 6.07 Other Benefits. Nothing contained herein shall be deemed to exclude a Director from any supplemental compensation, bonus, pension, insurance, severance pay or other benefit to which he might otherwise be or become entitled as a Director of the Company.

Section 6.08 Expenses. Costs of administration of the Plan will be paid by the Company.

Section 6.09 Notices. Any Notice or other election required or permitted to be given hereunder shall be in writing and shall be deemed to have filed on the date it is personally delivered to the Secretary of the Company; or

         (a) three business days after it is sent by registered or certified mail, addressed to such Secretary at P.O. Box 1130, Lafayette, IN 47902.

Section 6.10 No Guarantee of Continued Service. No Director shall have any rights whatsoever against the Company as a result of this Plan except those expressly granted hereunder. Nothing herein shall be construed to grant any Participant the right to remain a Director.

Section 6.11 Gender and Number. Pronouns and other similar words used in the masculine gender shall be read as the feminine gender where appropriate and the singular form of words shall be read as the plural where appropriate.

Section 6.12 Governing Law. Except as otherwise required by law, the validity, construction and administration of this Plan shall be determined under the laws of the State of Indiana.

Executed on Behalf of the company by the respective Chairman.

LAFAYETTE BANK AND TRUST COMPANY          LAFAYETTE BANCORPORATION

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Signature                                  Signature

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Chairman of the Board of Directors         Chairman of the Board of Directors

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Date                                        Date

             DIRECTOR EMERITUS SUPPLEMENTAL RETIREMENT BENEFITS PLAN Director's Termination Notification and Election to Participate


To:      The Chairman of the Board of Directors

From:    ________________________________, Director's Name

This is to inform  you in  writing  of my  termination  of  service as an active
member  of  the  Board  of  Directors   beginning  on  the  determined  date  of
___________________, _______.

Pursuant  to  the  terms  of  the  Lafayette  Bancorporation  Director  Emeritus
Supplemental Retirement Benefits Plan (the "Plan"), I hereby elect to begin receiving payments under the Plan as of the next payment date. I understand that, under the terms of the Plan, payments of 50% of the amount of outside directors fees in force at the time of my retirement from the Board of Directors, will continue until the payment immediately preceding my death, at which time all obligation to receive additional benefits under the Plan shall cease. I further understand that the payments will be made at the time and in the manner of payments made to active Board members.

Please mail payments to me at the following address:

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I will notify you in writing of any changes to my mailing address.

I understand that nothing in this Plan shall require the segregation of any account from the general assets of the Company. Further, I understand that any funds that may be set aside or invested by the Company for the purpose of paying the Supplemental Retirement Benefits payable hereunder shall continue for all purposes to be a part of the general funds of the Company, and no person other than the Company shall, by virtue of the provisions hereof, have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

Signed this __________________ day of ________________________, ________.

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Participant Name (Print)                             Signature

LAFAYETTE BANK AND TRUST COMPANY OR LAFAYETTE BANCORPORATION

By: _______________________________
Chairman of the Board of Directors